                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported) April 28, 2003
                                                         --------------


                    Pennsylvania Real Estate Investment Trust
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


Pennsylvania                                1-6300                              23-6216339
--------------------------------------------------------------------------------------------------
(State or Other Jurisdiction             (Commission                          (IRS Employer
   of Incorporation)                     File Number)                       Identification No.)




The Bellevue, 200 S. Broad Street, Philadelphia, Pennsylvania                    19102
-------------------------------------------------------------------------------------------------
(Address of Principal Executive Offices)                                      (Zip Code)

Registrant's telephone number, including area code:  (215) 875-0700
                                                     --------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets.

         On April 28, 2003, Pennsylvania Real Estate Investment Trust (together with its affiliated entities, "PREIT") acquired Moorestown Mall, The Gallery at Market East and Exton Square Mall from affiliated companies of The Rouse Company ("Rouse"), and these transactions were conducted by PREIT through an exchange accommodation title holder in accordance with the provisions of Section 1031 of the Internal Revenue Code. On the same date, PREIT deferred the acquisition of Plymouth Meeting Mall and Echelon Mall from Rouse in accordance with the terms of the amended agreements of sale for those malls. Also on April 28, 2003, New Castle Associates acquired Cherry Hill Mall from Rouse in exchange for its interest in Christiana Mall, cash and the assumption by New Castle Associates of mortgage debt on Cherry Hill Mall. As further described below, on that same date, PREIT also acquired an ownership interest in New Castle Associates and an option to acquire the remaining ownership interests.

          The aggregate purchase price for PREIT's acquisition of the three malls from Rouse and for its interest in New Castle Associates (including the additional purchase price payable upon exercise of PREIT's option to acquire the remaining interests in New Castle Associates) was $469 million, including approximately $157 million in cash, the assumption of $277 million in non-recourse mortgage debt and $35 million in units of limited partnership interest in PREIT's operating partnership ("OP Units"). All of the OP Units were or will be issued as part of the consideration for PREIT's acquisition of its interest in New Castle Associates. One of the partners of New Castle Associates, Pan American Associates, the former sole general partner and a limited partner of New Castle Associates, is controlled by Ronald Rubin, PREIT's Chairman and Chief Executive Officer, and George Rubin, a trustee of PREIT and President of PREIT's management subsidiaries, PREIT-RUBIN, Inc. and PREIT Services, LLC. If the acquisition of Plymouth Meeting Mall and Echelon Mall from Rouse occurs no later than June 13, 2003, the aggregate purchase price for those two malls (including the ground lessor's interest in the Plymouth Meeting Mall with a price of approximately $8.6 million) is expected to be approximately $79.4 million in cash. If the acquisition of Plymouth Meeting Mall does not occur until after June 13, 2003, the purchase price of the mall (excluding the ground lessor's interest) is expected to be approximately $46.4 million plus the prepayment premium on the mortgage at the time of the acquisition. If the acquisition of Echelon Mall occurs after June 13, 2003, the original purchase price of the mall of approximately $17 million will decrease approximately $225,000 per month for a period of six months and thereafter neither Rouse nor PREIT will have any obligation to sell or purchase, as applicable, the Echelon Mall.

         PREIT financed the cash portion of the purchase price through an unsecured $200 million credit facility (the "Acquisition Credit Facility") with Wells Fargo, National Association ("Wells Fargo"). The Acquisition Credit Facility is comprised of a $175 million term loan facility (the "Term Loan") and a $25 million revolving loan facility (the "Revolving Loan"). The Acquisition Credit Facility matures on October 27, 2003, and may be extended for an additional 90 days upon the payment of an extension fee of 0.20% of the amount then outstanding. The Revolving Loan and the Term Loan provide for full recourse to PREIT and its subsidiary guarantors. The fee paid to Wells Fargo for the Term Loan was $1,312,500, and will include an additional 0.25% of the then outstanding Term Loan amount payable unless the Acquisition Credit Facility has been fully repaid and cancelled within 90 days of closing. The fee paid to Wells Fargo for the Revolving Loan was $62,500, plus $125,000 payable upon the earlier of the first advance of the Revolving Loan or October 27, 2003. In addition, there is a fee of 0.125% per annum on the unused portion of the Revolving Loan payable to Wells Fargo quarterly in arrears. At PREIT's option, the Acquisition Credit Facility bears interest at either (1) the Base Rate (the greater of Wells Fargo's prime rate or the Federal Funds Rate plus 0.5%) or (2) the LIBOR rate for which deposits are offered to Wells Fargo for one-, two-, three- or six-month periods, plus margins ranging from 2.5% to 3.0%, depending on PREIT's ratio of Total Liabilities to Gross Asset Value (as defined in the credit agreement for the Acquisition Credit Facility). As of April 28, 2003, the margins for the LIBOR Loans were set at 3.0%.

         The financial covenants are the same as those of PREIT's existing credit facility dated December 28, 2000, agented by Wells Fargo (as modified as described below, the "Existing Credit Facility"), plus two additional covenants providing that PREIT's secured recourse indebtedness may not exceed 15% of its Gross Asset Value and that PREIT may not, without Wells Fargo's approval, incur unsecured Indebtedness (as defined in the credit agreement for the Acquisition Credit Facility) other than under the Acquisition Credit Facility and the Existing Credit Facility or with respect to trade payables. PREIT currently expects to repay the Acquisition Credit Facility primarily with the cash proceeds from the sale of its multifamily portfolio and additional fixed rate non-recourse debt secured by one or more of the malls discussed above and by some of PREIT's existing retail properties. The Acquisition Credit Facility may be prepaid without premium or penalty subject to the payment of customary LIBOR breakage costs.

         In connection with the Acquisition Credit Facility, PREIT also entered into an amendment of its Existing Credit Facility, including an amendment of the financial covenant to maintain a ratio of Total Liabilities to Gross Asset Value of 0.70:1 (rather than the previous ratio of 0.65:1), and a modification of the definition of Total Liabilities to exclude the mark-up of assumed debt on the acquired properties resulting from the above-market interest rates on the assumed debt. In addition, the Floating Rate Debt limitation under the Existing Credit Facility was increased from $200,000,000 to $400,000,000. As consideration for these modifications, PREIT agreed to a provision requiring that, if its ratio of Total Liabilities to Gross Asset Value exceeds 0.65:1, the Existing Credit Facility will bear interest at LIBOR plus 190 basis points, which is an increase to the previous range of 130 to 180 basis points. PREIT also agreed to pay each lender under the Existing Credit Facility an amendment fee of 0.15% of each Lender's existing revolving commitment amount.

         PREIT's acquisition of its interest in New Castle Associates consisted of acquiring 49% of the aggregate partnership interests in New Castle Associates from partners of New Castle Associates other than Pan American Associates on April 28, 2003, in exchange for an aggregate of 585,422 OP Units. The number of OP Units is subject to specified post-closing adjustments. Simultaneously with this acquisition, PREIT increased its aggregate ownership interest in New Castle Associates to 72.89% by acquiring an additional ownership interest directly from New Castle Associates in exchange for a cash investment in New Castle Associates of approximately $30.8 million (which amount is also subject to specified post-closing adjustments). This cash investment was used by New Castle Associates to pay to Rouse the majority of the cash portion of the purchase price and associated costs for the acquisition of Cherry Hill Mall.

         PREIT also obtained an option, beginning April 30, 2004 and expiring October 27, 2004, to acquire the remaining interests in New Castle Associates, including that of Pan American Associates, in exchange for an aggregate of 609,317 additional OP Units (which amount is subject to specified post-closing adjustments). If PREIT does not exercise this option, the remaining partners of New Castle Associates will have the right, beginning April 28, 2008 and expiring October 25, 2008, to require PREIT to acquire the remaining interests in New Castle Associates in exchange for an aggregate of 670,249 additional OP Units (which amount is also subject to specified post-closing adjustments). Until these call or put rights are exercised or the put right expires unexercised, the remaining partners of New Castle Associates will be entitled to receive cumulative preferred distributions from New Castle Associates on their remaining interests in New Castle Associates in amounts approximating the distributions they would have received had they exchanged all of their interests in New Castle Associates for OP Units on April 28, 2003.

         In connection with PREIT's acquisition of its interest in New Castle Associates, Pan American Associates ceased to be a general partner of New Castle Associates and PREIT designated one of its affiliates as the sole general partner. Certain former partners of New Castle Associates not affiliated with PREIT exercised their special right to redeem for cash an aggregate of 261,349 OP Units issued to such partners at closing, and PREIT paid to those partners an aggregate amount of approximately $7.7 million. In addition, PREIT granted registration rights to the partners of New Castle Associates with respect to the PREIT shares underlying the OP Units issued or to be issued to them, other than those redeemed for cash following the closing.

         To facilitate the exchange of Christiana Mall for Cherry Hill Mall, PREIT waived any right of first refusal that it may have had with respect to the sale of Christiana Mall by New Castle Associates. Upon the sale of Christiana Mall by New Castle Associates, and before PREIT's investment in New Castle Associates, PREIT's management and leasing agreement for that property was terminated, and PREIT received a brokerage fee of $2 million from New Castle Associates in respect of the exchange of Christiana Mall for Cherry Hill Mall. PREIT also entered into a new management and leasing agreement with New Castle Associates for Cherry Hill Mall, which provides for a fee of approximately 5.25% of all rents and other revenues received by New Castle Associates from the ownership of Cherry Hill Mall.

         Rouse and Wells Fargo are both unaffiliated with PREIT, and the terms of the transactions with Rouse and Wells Fargo were determined through arm's length negotiations. A special committee of PREIT's Board of Trustees comprised of all five of its independent trustees was formed to consider the fairness of the New Castle Associates contribution transaction (including the relevant elements of the Rouse transaction), and the special committee approved those transactions.

         Each of Moorestown Mall, The Gallery at Market East, Exton Square Mall and Cherry Hill Mall was operated by Rouse as a retail mall, and PREIT and New Castle Associates intend to continue to operate these properties as retail malls. The following chart shows information related to each of these malls:


------------------------------------------------------------------------------------------------------------------------------------
                              Total
                   Total      Owned                                                    Mortgage
                   Square     Square     %          Sales                               Balance  Mortgage
                   Feet (in   Feet (in   Occupied     per       Major     Lease          (in     Interest Date of   Date  Last
    Mall Name      thousands) thousands) In-Line(1)  SF(1)     Tenants   Expiration(2) millions)   Rate   Maturity  Built Renovated
------------------------------------------------------------------------------------------------------------------------------------
Cherry Hill Mall      1,282        533     94.5%     $404   JCPenney         N/A         $74     10.6%   10/1/2005  1961    1990
Cherry Hill, NJ                                             Macy's           N/A          60      5.0%   10/1/2005
                                                            Strawbridge's    N/A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              LIBOR
Moorestown Mall       1,036        716     93.9%      312   Boscov's        2005          42  +125 bps. 12/31/2003  1963    2000
Moorestown, NJ                                              Lord & Taylor    N/A
                                                            Sears           2022
                                                            Strawbridge's    N/A
------------------------------------------------------------------------------------------------------------------------------------
Exton Square          1,098        463     89.7%      361   Boscov's         N/A         101     6.95%   12/1/2008  1973    2000
Exton, PA                                                   Sears            N/A
                                                            JCPenney         N/A
                                                            Strawbridge's    N/A
------------------------------------------------------------------------------------------------------------------------------------
The Gallery at          191        191     98.9%      419   K-Mart           N/A          --        --          --  1977    1983
Market East                                                 Strawbridge's    N/A
Philadelphia, PA
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/AVERAGE         3,607      1,903     93.7%     $373                               $277
------------------------------------------------------------------------------------------------------------------------------------


(1) Information is as of 12/31/02.
(2) The lease expiration date for tenants that own their own store is noted as N/A.

         Copies of the principal agreements relating to the transactions described in this report are attached hereto and incorporated herein by reference. The description contained herein of those agreements does not purport to be complete and is qualified in its entirety by reference to the provisions of those agreements.

         This report contains certain "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934 and the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and other matters that are not historical facts. These forward-looking statements reflect PREIT's current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause future events, achievements or results to differ materially from those expressed by the forward-looking statements. In particular, PREIT may not be able to consummate the sale of its multifamily portfolio or the acquisition of Echelon Mall and Plymouth Meeting Mall from the Rouse Company on previously announced terms, on otherwise favorable terms to PREIT, or at all. If such transactions are consummated, PREIT's actual results may differ significantly from those expressed in any forward-looking statement. If PREIT is unable to consummate the sale of the multifamily portfolio, it will be unable to use the proceeds from such sale to repay the Acquisition Credit Facility obtained in connection with the acquisitions from the Rouse Company. Certain factors that could cause PREIT not to consummate such transactions or could cause PREIT's actual results to differ materially from expected results include, without limitation, the satisfaction of closing conditions applicable to such transactions (some of which are beyond PREIT's control); and other economic, business or competitive factors. In addition, PREIT's business is subject to uncertainties regarding the revenues, operating expenses, leasing activities, occupancy rates, and other competitive factors relating to PREIT's portfolio and the properties proposed to be acquired, and changes in local market conditions as well as general economic, financial and political conditions, including the possibility of outbreak or escalation of war or terrorist attacks, any of which may cause future events, achievements or results to differ materially from those expressed by the forward-looking statements. PREIT does not intend to and disclaims any duty or obligation to update or revise any forward-looking statements or industry information set forth in this report to reflect new information, future events or otherwise.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements of Business Acquired:

                  In accordance with Item 7(a)(4) of Form 8-K, the financial statements required by this Item 7(a) will be filed by amendment to this Form 8-K no later than 60 days after May 13, 2003.

         (b) Pro Forma Financial Information:

                  In accordance with Item 7(b)(2) of Form 8-K, the pro forma financial information required by this Item 7(b) will be filed by amendment to this Form 8-K no later than 60 days after May 13, 2003.

         (c) Exhibits:

                  2.1 Agreement of Purchase and Sale among The Rouse Company of Nevada, LLC, The Rouse Company of New Jersey, LLC and PR Cherry Hill Limited Partnership, dated as of March 7, 2003, filed as exhibit 2.1 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 is incorporated herein by reference.

                  2.2 Agreement of Purchase and Sale among Echelon Mall Joint Venture, Echelon Acquisition, LLC and PR Echelon Limited Partnership, dated as of March 7, 2003, filed as exhibit 2.2 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 is incorporated herein by reference.

                  2.3 Agreement of Purchase and Sale between Gallery at Market East, LLC and PR Gallery I Limited Partnership, dated as of March 7, 2003, filed as exhibit 2.3 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 is incorporated herein by reference.

                  2.4 Agreement of Purchase and Sale among The Rouse Company of Nevada, LLC, The Rouse Company of New Jersey, LLC and PR Moorestown Limited Partnership, dated as of March 7, 2003, filed as exhibit 2.4 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 is incorporated herein by reference.

                  2.5 Agreement of Purchase and Sale between Plymouth Meeting Property, LLC and PR Plymouth Meeting Limited Partnership, dated as of March 7, 2003, filed as exhibit 2.5 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 is incorporated herein by reference.

                  2.6 Agreement of Purchase and Sale between The Rouse Company, L.P. and PR Exton Limited Partnership, dated as of March 7, 2003, filed as exhibit 2.6 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 is incorporated herein by reference.

                  *2.7 First Amendment to Agreement of Purchase and Sale Plymouth Meeting Mall, dated as of April 28, 2003, by and between Plymouth Meeting Property, LLC and PR Plymouth Meeting Limited Partnership.

                  *2.8 First Amendment to Agreement of Purchase and Sale Echelon Mall, dated as of April 28, 2003, by and between Echelon Mall Joint Venture, Echelon Acquisition, LLC and PR Echelon Limited Partnership.

                  *+2.9 Contribution Agreement, dated as of April 22, 2003, among Pennsylvania Real Estate Investment Trust, PREIT Associates, L.P. and the persons and entities named therein and the joinder to the contribution agreement.

                  *+2.10      Call and Put Option Agreement, dated as of
                              April 28, 2003, among PREIT Associates, L.P., PR New Castle LLC, Pan American Associates and Ivyridge Investment Corp.

                  10.1 Agreement of Purchase and Sale between New Castle Associates and Christiana Mall, LLC, dated as of March 7, 2003, filed as exhibit 10.72 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 is incorporated herein by reference.

                  *10.2 Guaranty Agreement, dated as of April 24, 2003, by PREIT Associates, L.P. in favor of The Rouse Company, L.P. and its affiliates (relating to Cherry Hill Mall).

                  *10.3 Guaranty Agreement, dated as of April 24, 2003, by PREIT Associates, L.P. in favor of Gallery at Market East, LLC and its affiliates, including The Rouse Company, L.P. (relating to The Gallery at Market East).

                  *10.4 Guaranty Agreement, dated as of April 24, 2003, by PREIT Associates, L.P. in favor of The Rouse Company, L.P. and its affiliates (relating to Moorestown Mall).

                  *10.5 Guaranty Agreement, dated as of April 24, 2003, by PREIT Associates, L.P. in favor of The Rouse Company, L.P. and its affiliates (relating to Exton Square Mall).

                  *10.6 Security Agreement, dated as of April 28, 2003, by Pan American Associates and Ivyridge Investment Corp. in favor of PREIT Associates, L.P.

                  *10.7 Amended and Restated Agreement of Limited Partnership of New Castle Associates, dated as of April 28, 2003, among PR New Castle LLC, as general partner, and PREIT Associates, L.P., Pan American Associates and Ivyridge Investment Corp., as limited partners.

                  *10.8 Registration Rights Agreement, dated as of April 28, 2003, between Pennsylvania Real Estate Investment Trust and Pan American Associates.

                  *10.9 Registration Rights Agreement, dated as of April 28, 2003, among Pennsylvania Real Estate Investment Trust, The Albert H. Marta Revocable Inter Vivos Trust, Marta Holdings I, L.P. and Ivyridge Investment Corp.

                  *10.10 Termination of Management and Leasing Agreement, dated as of April 28, 2003, between New Castle Associates and PREIT-RUBIN, Inc.

                  *10.11 Leasing and Management Agreement, dated as of April 28, 2003, between New Castle Associates and PREIT-RUBIN, Inc.

                  *+10.12 Credit Agreement dated as of April 23, 2003 by and among PREIT Associates, L.P., Pennsylvania Real Estate Investment Trust and Wells Fargo Bank, National Association, as agent.

                  *+10.13 Revolving Note, dated April 23, 2003, in the principal amount of $25,000,000 issued by PREIT Associates, L.P. in favor of Wells Fargo Bank, National Association.

                  *+10.14 Term Note, dated April 23, 2003, in the principal amount of $175,000,000 issued by PREIT Associates, L.P. in favor of Wells Fargo Bank, National Association.

                  *+10.15 Guaranty Agreement, dated as of April 23, 2003, by PREIT Associates, L.P. in favor of Wells Fargo Bank, National Association.

                  *+10.16 Second Amendment to that certain Credit Agreement dated as of December 28, 2000 as further amended as of April 23, 2003, by Pennsylvania Real Estate Investment Trust, each of the Guarantors thereto and Wells Fargo Bank, National Association, as agent.

* Filed herewith.
+ Schedules omitted. The Registrant will furnish a supplementary copy of any omitted schedules to the SEC upon request.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST



Date:    May 13, 2003               By: Jonathan B. Weller
                                        --------------------------------------
                                        Jonathan B. Weller
                                        President and Chief Operating Officer

                                  Exhibit Index


                 Number       Description
                 ------       -----------
                  2.7         First Amendment to Agreement of Purchase and Sale
                              Plymouth Meeting Mall, dated as of April 28, 2003, by and between Plymouth Meeting Property, LLC and PR Plymouth Meeting Limited Partnership.

                  2.8 First Amendment to Agreement of Purchase and Sale Echelon Mall, dated as of April 28, 2003, by and between Echelon Mall Joint Venture, Echelon Acquisition, LLC and PR Echelon Limited Partnership.

                  2.9 Contribution Agreement, dated as of April 22, 2003, among Pennsylvania Real Estate Investment Trust, PREIT Associates, L.P. and the persons and entities named therein and the joinder to the contribution agreement.

                  2.10 Call and Put Option Agreement, dated as of April 28, 2003, among PREIT Associates, L.P., PR New Castle LLC, Pan American Associates and Ivyridge Investment Corp.

                  10.2 Guaranty Agreement, dated as of April 24, 2003, by PREIT Associates, L.P. in favor of The Rouse Company, L.P. and its affiliates (relating to Cherry Hill Mall).

                  10.3 Guaranty Agreement, dated as of April 24, 2003, by PREIT Associates, L.P. in favor of Gallery at Market East, LLC and its affiliates, including The Rouse Company, L.P. (relating to The Gallery at Market East).

                  10.4 Guaranty Agreement, dated as of April 24, 2003, by PREIT Associates, L.P. in favor of The Rouse Company, L.P. and its affiliates (relating to Moorestown Mall).

                  10.5 Guaranty Agreement, dated as of April 24, 2003, by PREIT Associates, L.P. in favor of The Rouse Company, L.P. and its affiliates (relating to Exton Square Mall).

                  10.6 Security Agreement, dated as of April 28, 2003, by Pan American Associates and Ivyridge Investment Corp. in favor of PREIT Associates, L.P.

                  10.7 Amended and Restated Agreement of Limited Partnership of New Castle Associates, dated as of April 28, 2003, among PR New Castle LLC, as general partner, and PREIT Associates, L.P., Pan American Associates and Ivyridge Investment Corp., as limited partners.

                  10.8 Registration Rights Agreement, dated as of April 28, 2003, between Pennsylvania Real Estate Investment Trust and Pan American Associates.

                  10.9 Registration Rights Agreement, dated as of April 28, 2003, among Pennsylvania Real Estate Investment Trust, The Albert H. Marta Revocable Inter Vivos Trust, Marta Holdings I, L.P. and Ivyridge Investment Corp.

                  10.10 Termination of Management and Leasing Agreement, dated as of April 28, 2003, between New Castle Associates and PREIT-RUBIN, Inc.

                  10.11 Leasing and Management Agreement, dated as of April 28, 2003, between New Castle Associates and PREIT-RUBIN, Inc.

                  10.12 Credit Agreement dated as of April 23, 2003 by and among PREIT Associates, L.P., Pennsylvania Real Estate Investment Trust and Wells Fargo Bank, National Association, as agent.

                  10.13 Revolving Note, dated April 23, 2003, in the principal amount of $25,000,000 issued by PREIT Associates, L.P. in favor of Wells Fargo Bank, National Association.

                  10.14 Term Note, dated April 23, 2003, in the principal amount of $175,000,000 issued by PREIT Associates, L.P. in favor of Wells Fargo Bank, National Association.

                  10.15 Guaranty Agreement, dated as of April 23, 2003, by PREIT Associates, L.P. in favor of Wells Fargo Bank, National Association.

                  10.16 Second Amendment to that certain Credit Agreement dated as of December 28, 2000 as further amended as of April 23, 2003, by Pennsylvania Real Estate Investment Trust, each of the Guarantors thereto and Wells Fargo Bank, National Association, as agent.